SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   ---------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           THE COSMETIC CENTER, INC.
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             (Exact name of registrant as specified in its charter)



              Delaware                                       52-1266697
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(State of incorporation or organization)       (IRS Employer Identification No.)


                  8839 Greenwood Place, Savage, Maryland 20763
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                    (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:


         None.


Securities to be registered pursuant to Section 12(g) of the Act:


                 Class C Common Stock, par value $.01 per share
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                                (Title of Class)

ITEM 1.         DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                Reference is made to the Registrant's  Registration Statement on
Form S-4 dated December 20, 1996 (Commission File No. 333-18321), as amended on January 31, 1997 and February 24, 1997 and the form of proxy statement/prospectus included therein (the "Registration Statement"). The sections of the proxy statement/prospectus included in the Registration Statement entitled "The Merger -- Amendments to Cosmetic's Certificate of Incorporation" and "Description of Cosmetic Capital Stock" are hereby incorporated by reference.


ITEM 2.         EXHIBITS.

                Reference  is  made to  Item  21 of the  Registration  Statement
entitled   "Exhibits."   The  following   exhibits  listed  therein  are  hereby
incorporated by reference.

         3(c)     Cosmetic's Certificate of Incorporation, as amended.

         3(d)     Proposed Amendments to Cosmetic's Certificate of
                  Incorporation.

         3(f)     Proposed Amended and Restated Bylaws of Cosmetic Center, Inc.


                                   SIGNATURE
                                   ---------

                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          THE COSMETIC CENTER, INC.


Dated:          February  24, 1997        By: /s/ Bruce E. Strohl
                                             ---------------------------------
                                             Vice President - Finance





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